Fees Summary	Aug. 07, 2024 USD ($)
Fees Summary [Line Items]
Total Offering	$ 318,912,000
Previously Paid Amount	0
Total Fee Amount	47,071.41
Total Offset Amount	0
Net Fee	$ 47,071.41